SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) September 28, 2001


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




      Delaware                     0-16014                  23-2417713
   (State or other         (Commission File Number)       (IRS Employer
   jurisdiction of                                      Identification No.)
    incorporation)



      One North Main Street - Coudersport, PA           16915-1141
      (Address of principal executive offices)          (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830

Item 5. Other Events and Regulation FD Disclosure

(a) In a press release dated September 28, 2001, Adelphia Communications Corporation announced the closing of a new $2.03 billion secured revolving/term credit facility, a copy of which is attached to this Form 8-K, incorporated herein by reference and filed herewith under Item 7 as Exhibit 99.01.



Item 7.  Financial Statements and Exhibits

Exhibit No.                            Description
----------                             -----------


99.01             Press Release dated September 28, 2001 (Filed Herewith).









                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 1,  2001           ADELPHIA COMMUNICATIONS CORPORATION
                                           (Registrant)

                                 By:   /s/ Timothy J. Rigas
                                       --------------------
                                       Timothy J. Rigas
                                       Executive Vice President, Treasurer
                                       and Chief Financial Officer

                             EXHIBIT INDEX

Exhibit No.                            Description
----------                             -----------


99.01             Press Release dated September 28, 2001 (Filed Herewith).